FORM 8-K/A



                       Securities and Exchange Commission
                             Washington, D. C. 20549

                                 Amendment No. 2

                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 1998

                         Commission File Number: 0-14820


                                  IMMUCOR, INC.
             (Exact name of registrant as specified in its charter)


                           Georgia                                22-2408354
                  (State or other jurisdiction of              (I.R.S. Employer
                  incorporation or organization)             Identification No.)

          3130 Gateway Drive P.O. Box 5625 Norcross, Georgia 30091-5625
               (Address of principal executive offices) (Zip Code)



                  Registrant's telephone number: (770) 441-2051





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

Item 7 (a) has been amended as follows to accurately reflect that the previously filed audited and unaudited financial statements of Gamma Biologicals, Inc. were presented for the required periods on a consolidated basis for Gamma Biologicals, Inc. and its subsidiaries:

 (a)  Financial Statements of the Acquired Business

Attached as Exhibit 99.2 to this Current Report on Form 8-K/A are the audited consolidated balance sheets of Gamma Biologicals as of March 31, 1998 and 1997, respectively, and the related audited consolidated statements of income, shareholders' equity, and cash flows for each of the three years in the period ended March 31, 1998, and accompanying notes. Attached as Exhibit 99.3 to this Current Report on Form 8-K/A are the unaudited and audited consolidated balance sheets of Gamma Biologicals as of June 30, 1998 and March 31, 1998,
respectively, and the related unaudited consolidated statements of income, shareholders' equity, and cash flows for the three month periods ended June 30, 1998 and 1997, respectively, and accompanying notes.

Item 7 (c) has been amended as follows to accurately reflect that the previously filed audited and unaudited financial statements of Gamma Biologicals, Inc. filed as Exhibits 99.2 and 99.3 were presented for the required periods on a consolidated basis for Gamma Biologicals, Inc. and its subsidiaries, and to add
Exhibit 99.5:

(c)  Exhibits

Exhibit Number               Description

  99.2 Audited consolidated balance sheets of Gamma Biologicals as of March 31, 1998 and 1997, respectively, and the related audited consolidated statements of income, changes in shareholders' equity, and cash flows for each of the three years in the period ended March 31, 1998, and accompanying notes.

  99.3 Unaudited and audited consolidated balance sheets of Gamma Biologicals as of June 30, 1998 and March 31, 1998, respectively, and the related unaudited consolidated statements of income, changes in shareholders' equity, and cash flows for the three months ended June 30, 1998 and 1997, respectively, and accompanying notes.

  99.5 Auditor's consent for inclusion of the Gamma Biologicals audited consolidated balance sheets of Gamma Biologicals as of March 31, 1998 and 1997, respectively, and the related audited consolidated statements of income, changes in shareholders' equity, and cash flows for each of the three years in the period ended March 31, 1998, and accompanying notes in the Form 8-K/A.


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Exhibit 99.5






                          INDEPENDENT AUDITORS' CONSENT


Immucor, Inc.:

     We consent to the incorporation by reference in Registration Statement Nos. 33-35863 and 33-42261 on Form S-3 and Registration Statement Nos. 33-4636, 33-24199, 33-36554, 33-41406, 33-49882 and 33-62097 on Form S-8 of Immucor, Inc.
of our report dated May 22, 1998, incorporated by reference in the Annual Report on Form 10-K of Gamma Biologicals, Inc. for the year ended March 31, 1998.



/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Houston, Texas
February 4, 1999